Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated May 2, 2016
for Series C (Money Market Series)
of the Guggenheim Variable Funds Trust (“Series C”)

At a meeting held on February 23-24, 2016, the Board of Trustees of Guggenheim Variable Funds Trust approved a proposal to close and liquidate Series C pursuant to the terms of a Plan of Liquidation, subject to approval by shareholders of Series C. Important information relating to the proposed liquidation, including how to provide voting instructions and transfer contract values allocated to Series C, was provided in proxy materials first mailed to shareholders on or around March 15, 2016. At a special meeting of shareholders held on April 15, 2016, the shareholders of Series C approved the closing and subsequent liquidation of Series C pursuant to the terms of the Plan of Liquidation.

Pursuant to the Plan of Liquidation, Series C ceased operations and liquidated its assets as of the close of business on April 29, 2016. As described in the proxy materials, liquidation proceeds related to contract values allocated to Series C on April 29, 2016 were transferred pursuant to instructions or transferred to the default investment option.

Investors should retain this supplement for future reference.